UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:      811-09703

BCT Subsidiary, Inc.
(Exact name of registrant as specified in charter)

100 Bellevue Parkway, Wilmington, DE	19809

(Address of principal executive offices)	(Zip code)

Robert S. Kapito, President

BCT Subsidiary, Inc.

40 East 52nd Street, New York, NY 10022
(Name and address of agent for service)

Registrant's telephone number, including area code:      888-825-2257

Date of fiscal year end:      October 31, 2004

Date of reporting period:      October 31, 2004

Item 1. Reports to Shareholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

BlackRock
Closed-End Fund
Annual Report
OCTOBER 31, 2004

BCT Subsidiary, Inc.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

TABLE OF CONTENTS

Trust Summary	1
Portfolio of Investments	2
Financial Statements
Statement of Assets and Liabilities	5
Statement of Operations	6
Statement of Cash Flows	7
Statements of Changes in Net Assets	8
Financial Highlights	9
Notes to Financial Statements	10
Report of Independent Registered Public Accounting Firm	14
Directors/Trustees Information	15

TRUST SUMMARY OCTOBER 31, 2004 BCT Subsidiary, Inc.

The following chart shows the portfolio composition of the Trust’s long-term investments:

Portfolio Composition

Composition	October 31, 2004	October 31, 2003

U.S. Government and Agency Securities	67%	60%

Interest Only Mortgage-Backed Securities	8	12

Corporate Bonds	7	9

Taxable Municipal Bonds	6	6

Agency Multiple Class Mortgage Pass-Throughs	6	2

Inverse Floating Rate Mortgages	3	7

Commercial Mortgage-Backed Securities	2	2

Mortgage Pass-Throughs	1	2

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004 BCT Subsidiary, Inc.
	Principal
Rating[1]	Amount
(unaudited)	(000)	Description	Value

		LONG-TERM INVESTMENTS—150.3%
		Mortgage Pass-Throughs—1.7%
		Federal National Mortgage Assoc.,
	$591	5.50%, 1/01/17 - 2/01/17	$613,312
	19	6.50%, 7/01/29	20,451

		Total Mortgage Pass-Throughs	633,763

		Agency Multiple Class Mortgage Pass-Throughs—8.6%
		Federal Home Loan Mortgage Corp.,
	78	Ser. 1512, Class H, 6.50%, 2/15/08	79,199
	400	Ser. 1534, Class IG, 5.00%, 2/15/10	404,667
	2,000	Ser. 1598, Class J, 6.50%, 10/15/08	2,137,160
		Federal National Mortgage Assoc.,
	108	Ser. 13, Class SJ, 8.75%, 2/25/09	111,036
	100	Ser. 22, Class GN, 6.50%, 8/25/31	105,021
	66	Ser. 43, Class E, 7.50%, 4/25/22	68,936
	351	Government National Mortgage Assoc., Remic Trust 2000, Class 16, 2.539%, 12/16/27	352,043

		Total Agency Multiple Class Mortgage Pass-Throughs	3,258,062

		Inverse Floating Rate Mortgages—4.9%
AAA	302	Citicorp Mortgage Securities, Inc., Ser. 14, Class A-4, 20.554%, 11/25/23	315,495
		Federal Home Loan Mortgage Corp.,
	336	Ser. 1425, Class SB, 19.894%, 12/15/07	391,390
	21	Ser. 1506, Class S, 16.73%, 5/15/08	23,488
	106	Ser. 1515, Class S, 17.141%, 5/15/08	124,619
	70	Ser. 1618, Class SA, 8.25%, 11/15/08	71,215
	59	Ser. 1621, Class SH, 10.942%, 11/15/22	60,351
	85	Ser. 1661, Class SB, 16.981%, 1/15/09	94,862
		Federal National Mortgage Assoc.,
	284	Ser. 187, Class SB, 19.968%, 10/25/07	328,529
	144	Ser. 190, Class S, 19.894%, 11/25/07	166,006
	252	Ser. 214, Class SH, 13.569%, 12/25/08	265,147

		Total Inverse Floating Rate Mortgages	1,841,102

		Interest Only Mortgage-Backed Securities—12.0%
		Federal Home Loan Mortgage Corp.,
	118	Ser. 1114, Class J, 7/15/06	2,069
	61	Ser.1285, Class M, 5/15/07	1,060
	706	Ser. 1645, Class IB, 9/15/08	43,904
	1,970	Ser. 2523, Class EH, 4/15/20	265,983
	1,888	Ser. 2543, Class IJ, 10/15/12	108,035
	1,897	Ser. 2543, Class IM, 9/15/12	87,157
	5,419	Ser. 2572, Class IT, 5/15/19	183,093
	3,578	Ser. 2633, Class PI, 3/15/12	188,298
	4,254	Ser. 2672, Class TP, 9/15/16	194,449
	5,605	Ser. 2739, Class PI, 3/15/22	726,770
	2,550	Ser. 2775 Class UB, 12/15/17	221,876
	206	Ser. 2822, Class WZ, 7/15/19	205,793
	162	Ser. 2822, Class ZU, 11/15/32	160,369
		Federal National Mortgage Assoc.,
	343	Ser. 8, Class HA, 1/25/08	47,188
	3,000	Ser. 13, Class IG, 10/25/22	282,540
	31	Ser. 39, Class PE, 1/25/23	502
	905	Ser. 49, Class L, 4/25/13	57,514
	781	Ser. 51, Class K, 4/25/07	78,506
	12,992	Ser. 70, Class ID, 4/25/22	1,489,793
	78	Ser. 72, Class H, 7/25/06	6,917
	1,635	Ser. 82, Class IR, 9/25/12	80,208
	173	Ser. 223, Class PT, 10/25/23	16,598
	5	Ser. G-21, Class L, 7/25/21	8,083

See Notes to Financial Statements. 2

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004 BCT Subsidiary, Inc. (continued)
	Principal
Rating[1]	Amount
(unaudited)	(000)		Description	Value

			Interest Only Mortgage-Backed Securities—(cont’d)
	$18		PNC Mortgage Securities Corp., Ser. 8, Class 4-X, 10/25/28	$773
	23,305		Vendee Mortgage Trust, Ser. 1, Class IO, 10/15/31	28,666

			Total Interest Only Mortgage-Backed Securities	4,486,144

			Collateralized Mortgage Obligation Residuals—0.0%
	6		Ser. 174, Class S, 9/25/22	17,194

			Principal Only Mortgage-Backed Securities—0.1%
Aaa	40		Salomon Brothers Mortgage Securities, Inc. VI, Ser. 3, Class A, 10/23/17	37,267

			Commercial Mortgage-Backed Securities—2.1%
AAA	750	[2]	New York City Mortgage Loan Trust, Multi-Family, Class A2, 6.75%, 6/25/11	805,090

			Asset-Backed Securities—0.0%
NR	238	[2,3,4]	Global Rated Eligible Asset Trust, Ser. A, Class 1, 7.33%, 9/15/07	4,756
			Structured Mortgage Asset Residential Trust,
NR	575	[3,4]	Ser. 2, 8.24%, 3/15/06	5,749
NR	637	[3,4]	Ser. 3, 8.724%, 4/15/06	6,373

			Total Asset-Backed Securities	16,878

			Corporate Bonds—10.9%
			Basic Materials—3.3%
A+	1,000		Dow Capital BV, 9.20%, 6/01/10 (Netherlands)	1,225,040

			Energy—1.4%
BBB+	500	[2]	Israel Electric Corp., Ltd., 7.25%, 12/15/06 (Israel)	538,225

			Financial Institutions—4.6%
AA-	1,000	[5]	Morgan Stanley Group, Inc., 10.00%, 6/15/08	1,209,040
AA+	500		UBS PaineWebber Group, Inc., 8.875%, 3/15/05	510,645

				1,719,685

			Telecommunications—1.4%
A	500		Alltel Corp., 7.50%, 3/01/06	529,585

			Transportation—0.2%
Caa2	100		American Airlines, Inc., 10.44%, 3/04/07	79,250

			Total Corporate Bonds	4,091,785

			U.S. Government and Agency Securities—101.0%
	206		Small Business Investment Companies, Ser. P10A, Class 1, 6.12%, 2/01/08	218,386
	27,000	[5]	U.S. Treasury Bond, zero coupon, 11/15/09	22,697,145
			U.S. Treasury Notes,
	3,200		3.50%, 11/15/06	3,258,874
	5,500		4.375%, 8/15/12	5,707,955
	1,700		5.75%, 11/15/05	1,760,761
	3,550		6.00%, 8/15/09	3,978,357
	385		6.625%, 5/15/07	421,846

			Total U.S. Government and Agency Securities	38,043,324

			Taxable Municipal Bonds—9.0%
AAA	500		Fresno California Pension Oblig., 7.80%, 6/01/14	621,915
AAA	500		Kern County California Pension Oblig., 6.98%, 8/15/09	565,870
			Los Angeles County California Pension Oblig.,
AAA	1,000		Ser. A, 8.62%, 6/30/06	1,095,830
AAA	500		Ser. D, 6.97%, 6/30/08	556,515
AAA	500		Orleans Parish Louisiana School Board, Ser. A, 6.60%, 2/01/08	544,870

			Total Taxable Municipal Bonds	3,385,000

			Total Long-Term Investments (cost $54,452,357)	56,615,609

See Notes to Financial Statements. 3

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2004 BCT Subsidiary, Inc. (continued)
	Principal
Rating[1]	Amount
(unaudited)	(000)	Description	Value

		SHORT-TERM INVESTMENT—0.8%
		U.S. Government and Agency Security—0.8%
	$300	Federal Home Loan Bank, 1.69%, 11/01/04 (cost $300,000)	$300,000

		Total investments—151.1% (cost $54,752,357)	$56,915,609
		Liabilities in excess of other assets —(51.1)%	(19,243,519)

		Net Assets—100%	$37,672,090

[1]	Using the higher of Standard & Poor’s, Moody’s Investors Service or Fitch Ratings rating.
[2]	Security is not registered under the Securities Act of 1933. These securities may be resold in transactions in accordance with Rule 144A under that Act, to qualified institutional buyers. As of October 31, 2004, the Trust held 3.6% of its net assets, with a current market value of $1,348,071, in securities restricted as to resale.
[3]	Security is fair valued.
[4]	Illiquid securities representing 0.04% of net assets.
[5]	Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

Details of open reverse repurchase agreements are disclosed in Note 4 in the Notes to Financial Statements.

See Notes to Financial Statements. 4

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2004 BCT Subsidiary, Inc.

Assets
Investments at value (cost $54,752,357)	$56,915,609
Cash	19,823
Interest receivable	640,020
Variation margin receivable	23,313

57,598,765

Liabilities
Reverse repurchase agreements	19,262,500
Due to parent	651,999
Interest payable	12,176

19,926,675

Net Assets	$37,672,090

Composition of Net Assets:
Par value	$29,571
Paid-in capital in excess of par	33,391,961
Undistributed net investment income	5,414,458
Accumulated net realized loss	(3,461,250)
Net unrealized appreciation	2,297,350

Net assets, October 31, 2004	$37,672,090

Net asset value per share:
($37,672,090 ÷ 2,957,093 common shares issued and outstanding)	$ 12.74

See Notes to Financial Statements. 5

STATEMENT OF OPERATIONS For the year ended October 31, 2004 BCT Subsidiary, Inc.

Investment Income
Interest income	$2,953,567

Expenses
Investment advisory	201,374
Administration	54,920
Custodian	49,302
Reports to shareholders	8,840
Independent accountants	26,277
Legal	26,357
Miscellaneous	11,691

Total expenses excluding interest expense and excise tax	378,761
Interest expense	262,101
Excise tax	273,238

Total expenses	914,100

Net investment income	2,039,467

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,283,902)
Futures	738,035

(545,867)

Net change in unrealized appreciation/depreciation on:
Investments	1,045,164
Futures	(163,998)

881,166

Net gain	335,299

Net Increase in Net Assets Resulting from Operations	$2,374,766

See Notes to Financial Statements. 6

STATEMENT OF CASH FLOWS For the year ended October 31, 2004 BCT Subsidiary, Inc.

Reconciliation of Net Increase in Net Assets Resulting from
Operations to Net Cash Flows Provided by Operating Activities
Net increase in net assets resulting from operations	$2,374,766

Decrease in investments	1,718,141
Net realized loss	545,867
Increase in unrealized appreciation	(881,166)
Decrease in receivable for investments sold	1,144,618
Decrease in variation margin receivable	33,250
Decrease in interest receivable	64,733
Decrease in interest payable	(901)
Increase in due to parent	443,500

Total adjustments	3,068,042

Net cash flows provided by operating activities	$5,442,808

Increase (Decrease) in Cash
Net cash flows provided by operating activities	$5,442,808

Cash flows used for financing activities:
Increase in reverse repurchase agreements	846,125
Cash dividends paid	(6,356,938)

Net cash used for financing activities	(5,510,813)

Net decrease in cash	(68,005)
Cash at beginning of year	87,828

Cash at end of year	$19,823

See Notes to Financial Statements. 7

STATEMENTS OF CHANGES IN NET ASSETS For the years ended October 31, 2004 and 2003 BCT Subsidiary, Inc.

	2004	2003

Increase (Decrease) in Net Assets
Operations:
Net investment income	$2,039,467	$3,469,943
Net realized loss	(545,867)	(2,827,018)
Net change in unrealized appreciation/depreciation	881,166	(548,010)

Net increase in net assets resulting from operations	2,374,766	94,915

Dividends and Distributions:
Net investment income	(4,779,064)	—
Net realized gain	(1,577,874)	—

Total dividends and distributions	(6,356,938)	—

Total increase (decrease)	(3,982,172)	94,915

Net Assets
Beginning of year	41,654,262	41,559,347

End of year	$37,672,090	$41,654,262

End of year undistributed net investment income	$5,414,458	$7,454,482

See Notes to Financial Statements. 8

FINANCIAL HIGHLIGHTS BCT Subsidiary, Inc.

					For the period
	Year Ended October 31,				December 3, 1999[1]
					through
	2004	2003	2002	2001	October 31, 2000
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period	$14.09	$14.05	$13.33	$11.77	$11.51

Investment operations:
Net investment income	0.69	1.17	1.45	0.89	0.62
Net realized and unrealized gain (loss)	0.11	(1.13)	0.22	1.38	(0.36)

Net increase from investment operations	0.80	0.04	1.67	2.27	0.26

Dividends and Distributions:
Net investment income	(1.62)	—	(0.95)	(0.71)	—
Net realized gains	(0.53)	—	—	—	—

Total dividends and distributions	(2.15)	—	(0.95)	(0.71)	—

Net asset value, end of period	$12.74	$14.09	$14.05	$13.33	$11.77

TOTAL INVESTMENT RETURN[2]	6.64%	0.28%	12.55%	19.27%	2.26%

RATIOS TO AVERAGE NET ASSETS:
Total expenses	2.50%	1.95%	2.35%	2.84%	3.40%[3]
Total expenses excluding interest expense
and excise tax	1.03%	1.05%	1.03%	1.03%	1.12%[3]
Net investment income	5.57%	8.59%	10.49%	7.08%	6.11%[3]
SUPPLEMENTAL DATA:
Average net assets (000)	$36,628	$40,418	$40,991	$37,193	$33,067
Portfolio turnover	14%	30%	37%	20%	36%
Net assets, end of period (000)	$37,672	$41,654	$41,559	$39,412	$34,793
Reverse repurchase agreements outstanding,
end of period (000)	$19,263	$18,416	$23,669	$9,006	$12,154
Asset coverage, end of period[4]	$2,956	$3,262	$2,756	$5,376	$3,863

[1]	Commencement of investment operations.
[2]	This entity is not publicly traded. The total investment return is calculated assuming a purchase of a share at the current net asset value on the first day and a sale at the current net asset value on the last day of each period reported. Total investment returns for less than a full year are not annualized. Past performance is not a guarantee of future results.
[3]	Annualized.
[4]	Per $1,000 of reverse repurchase agreements outstanding.

The information in the above Financial Highlights represents the audited operating performance for a common share outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been determined based upon financial information provided in the financial statements and market price data for the Trust’s common shares.

See Notes to Financial Statements. 9

NOTES TO FINANCIAL STATEMENTS

BCT Subsidiary, Inc.

Note 1. Organization	BCT Subsidiary, Inc. (the “Trust”) was incorporated under the laws of the State of Maryland on November 12, 1999, and is a diversified, closed-end management investment company. The Trust was incorporated solely for the purpose of receiving all or a substantial portion of the assets of the BlackRock Broad Investment Grade 2009 Term Trust Inc. (“BCT”), incorporated under the laws of the State of Maryland, and as such, is a wholly owned subsidiary of BCT.
& Accounting Policies

The following is a summary of significant accounting policies followed by the Trust.

Investment Valuation: The Trust values most of its investments on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust’s Board of Directors (the “Board”). In determining the value of a particular security, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, market transactions in comparable investments, various relationships observed in the market between investments, and calculated yield measures based on valuation technology commonly employed in the market for such investments. Exchange traded options are valued at their last sales price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Securities or other assets for which such current market quotations are not readily available are valued at fair value (“Fair Value Assets”) as determined in good faith under procedures established by, and under the general supervision and responsibility of, the Trust’s Board. The investment advisor and/or sub-advisor will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. The valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the Board of Trustees.

When determining the price for a Fair Value Asset, the investment advisor and/or sub-advisor shall seek to determine the price that the Trust might reasonably expect to receive from the current sale of that asset in an arms-length transaction. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Investment Transactions and Investment Income: Investment transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and/or accretes discount on securities purchased using the interest method.

Repurchase Agreements: In connection with transactions in repurchase agreements, the Trust’s custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Writing/Purchasing: When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

     Options, when used by the Trust, helps in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of “one” means that a portfolio’s or a security’s price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

     Option writing and purchasing may be used by the Trust as an attempt to manage the duration of positions, or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

     The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Interest Rate Swaps: In an interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

     During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by “marking-to-market” to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, the Trust closely monitors swaps and does not anticipate non-performance by any counterparty.

Swap Options: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Trust has realized a gain or loss on investment transactions.

     The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

     Swap options may be used by the Trust to manage the duration of the Trust’s portfolio in a manner similar to more generic options described above.

Interest Rate Caps: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

     Interest rate caps are intended to both manage the duration of the Trust’s portfolio and its exposure to changes in short-term interest rates. Owning interest rate caps reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

Interest Rate Floors: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the deficiency, if any, of a floating rate under a specified fixed or floating rate.

     Interest rate floors are used by the Trust to both manage the duration of the portfolios and their exposure to changes in short-term interest rates. Selling interest rate floors reduces a portfolio’s duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust’s leverage provides extra income in a period of falling rates. Selling floors reduces some of that extra income by partially monetizing it as an up front payment which the Trust receives.

     The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

     Transaction fees paid or received by the Trust is recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract.

     Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage the duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

Short Sales: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Security Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending their securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the accounts of the Trust. The Trust did not enter into any security lending transactions during the year ended October 31, 2004.

Segregation: In cases in which the Investment Company Act of 1940, as amended, and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

Federal Income Taxes: It is the Trust’s intention to continue to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provisions are required. As part of a tax planning strategy, the Trust intends to retain a portion of its taxable income and pay an excise tax on the undistributed amounts.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassification of Capital Accounts: In order to present undistributed (distribution in excess of) net investment income (“UNII”), accumulated net realized gain (“Accumulated Gain”) and paid-in capital (“PIC”) more closely to its tax character, the following accounts for the Trust were increased (decreased):

UNII	Accumulated Gain	PIC

$338,612	$(53,824)	$(284,788)

Note 2. Agreements	The Trust has an Investment Management Agreement with BlackRock Advisors, Inc. (the “Advisor”), which is a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority owned subsidiary of The PNC Financial Services Group, Inc. The Investment Management Agreement covers both investment advisory and administration services.

         The Trust reimburses BCT for its pro-rata share of applicable expenses, including investment advisory and administrative fees, in an amount equal to the proportionate amount of average net assets which are held by the Trust relative to the average net assets of BCT.

Note 3. Portfolio Investments	Purchases and sales of investment securities, other than short-term investments, dollar rolls and U.S. government securities, for the year ended October 31, 2004 aggregated $3,255,939 and $4,463,842, respectively. Purchases and sales of U.S. government securities for the year ended October 31, 2004 aggregated $6,215,742 and $3,516,882, respectively.

         The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc., each of which is an affiliate of BlackRock Advisors, Inc. It is possible under certain circumstances, that PNC Mortgage Securities Corp. or its affiliates, including Midland Loan Services, Inc., could have interests that are in conflict with the holders of these mortgage backed securities, and such holders could have rights against PNC Mortgage Securitites Corp. or its affiliates, including Midland Loan Services, Inc.

     The Federal income tax basis of the Trust’s investments at October 31, 2004 was $54,876,255, and accordingly, net unrealized appreciation was $2,039,354 (gross unrealized appreciation—$2,973,766, gross unrealized depreciation—$934,412).

     For Federal income tax purposes, the Trust had a capital loss carryforward at November 30, 2003, the Trust’s tax year-end, of $2,518,895 expiring in 2011. This amount may be used to offset future realized capital gains.

Details of open financial futures contracts at October 31, 2004 were as follows:

Number of		Expiration	Value at	Value at	Unrealized
Contracts	Type	Date	Trade Date	October 31, 2004	Appreciation

Long Position:
53	10 Yr. U.S. T-Note	Dec. ’04	$5,902,127	$6,018,813	$116,687
5	30 Yr. U.S. T-Bond	Dec. ’04	551,808	569,219	17,411

					$134,098

Note 4. Borrowings	Reverse Repurchase Agreements: The Trust may enter into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust’s Board. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender, containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest of the reverse repurchase agreement.

     The average daily balance of reverse repurchase agreements outstanding for the year ended October 31, 2004 was approximately $21,882,557 at a weighted average interest rate of approximately 1.20% .

     Details of open reverse repurchase agreements at October 31, 2004 were as follows:

		Trade		Net Closing
Counter Party	Rate	Date	Maturity Date	Amount	Par

Credit Suisse First Boston LLC	1.75%	10/18/04	11/16/04	$19,288,718	$19,262,500

Details of underlying collateral for open reverse repurchase agreements at October 31, 2004 were as follows:

		Maturity
Description	Rate	Date	Original Face	Current Face	Market Value

U.S. Treasury Bonds Strip	zero coupon	11/15/09	$23,000,000	$23,000,000	$19,334,605

     Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and/or by the lower repurchase price at the future date.

     The Trust did not enter into any dollar roll transactions during the year ended October 31, 2004.

Note 5. Distributions	The tax character of distributions paid during the year ended October 31, 2004 and the year ended October 31, 2003 were as follows:
to Shareholders

     As of October, 2004, the components of distributable earnings on a tax basis were as follows:

Year ended October 31, 2004

Ordinary Income	Long-term Capital Gain	Total Distributions

$5,505,484	$851,454	$6,356,938

Year ended October 31, 2003

Ordinary Income	Long-term Capital Gain	Total Distributions

$ —	$ —	$ —

As of October, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Net Appreciation

$5,414,458	$ —	$2,039,355

Note 6. Capital	There are 200 million shares of $0.01 par value common shares authorized. BCT owned all of the 2,957,093 shares outstanding at October 31, 2004.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of BlackRock BCT Subsidiary, Inc (“Trust”):

     We have audited the accompanying statements of assets and liabilities of the Trust, including the portfolios of investments, as of October 31, 2004, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2004, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Trust as of October 31, 2004, the results of their operations and cash flows for the year then ended, and the changes in their net assets each of the two years in the period then ended, and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
December 23, 2004

DIRECTORS/TRUSTEES INFORMATION (Unaudited)

Independent Trustees

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh	Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546
	Age: 77	Age: 58	Age: 67	Age: 56

Current positions held with	Lead Trustee	Trustee	Trustee	Trustee
the Trusts	Audit Committee Chairman[2]	Audit Committee Member	Audit Committee Member[2]	Audit Committee Member[3]

Term of office and length	3 years5 / since inception	3 years5 / since inception	3 years5 / since inception	3 years5 / since inception
of time served

Principal occupations	President of Brimmer &	President and Chief Executive	Consultant/Investor.	Consultant. Editor of THE
during the past five years	Company, Inc., a Washington,	Officer of The Conference Board,	Former President and Chief	JOURNAL OF PORTFOLIO
	D.C.-based economic and	Inc., a leading global business	Executive Officer of	MANAGEMENT and
	financial consulting firm, also	research organization, from 1995-	Empire Federal Savings	Frederick Frank Adjunct
	Wilmer D. Barrett Professor of	present. Former Executive Dean of	Bank of America and Banc	Professor of Finance at the
	Economics, University of	the John F. Kennedy School of	PLUS Savings Association,	School of Management at Yale
	Massachusetts – Amherst.	Government at Harvard University	former Chairman of the	University. Author and editor
	Formerly member of the Board	from 1988-1995. Acting Director,	Board, President and Chief	of several books on fixed
	of Governors of the Federal	Harvard Center for Business and	Executive Officer of	income portfolio management.
	Reserve System. Former	Government (1991-1993). Formerly	Northeast Savings.	Visiting Professor of Finance
	Chairman, District of Columbia	Partner (principal) of McKinsey &		and Accounting at the Sloan
	Financial Control Board.	Company, Inc. (1980- 1988).		School of Management,
		Former Executive Director of		Massachusetts Institute of
		Federal Cash Management, White		Technology from 1986 to
		House Office of Management and		August 1992.

Budget (1977-1979). Co-author,
THE WINNING PERFORMANCE
(best selling management book pub-
lished in 13 national editions).

Number of portfolios	52	52	52	52
overseen within the fund
complex

Other Directorships held	Director of CarrAmerica Realty	Trustee: Aircraft Finance Trust	Former Director of ISFA	Director, Guardian Mutual
outside of the fund	Corporation and Borg-Warner	(AFT) and Educational Testing	(the owner of INVEST, a	Funds Group (18 portfolios).
complex	Automotive. Formerly Director	Service (ETS). Director, Arch	national securities broker-
	of Airborne Express,	Chemicals, Fremont Group and The	age service designed for
	BankAmerica Corporation	Guardian Life Insurance Company	banks and thrift
	(Bank of America), BellSouth	of America.	institutions).
Corporation, College
Retirement Equities Fund
(Trustee), Commodity
Exchange, Inc. (Public
Governor), Connecticut Mutual
Life Insurance Company, E.I.
du Pont de Nemours &
Company, Equitable Life
Assurance Society of the
United States, Gannett
Company, Mercedes-Benz of
North America, MNC Financial
Corporation (American
Security Bank), NCM Capital
Management, Navistar
International Corporation, PHH
Corp. and UAL Corporation
(United Airlines).

For “Interested Director/
Trustee” relationships,
events or transactions by
reason of which the Trustee
is an interested person as
defined in Section 2(a)(19)
of the 1940 Act

[1]	Interested Trustee as defined by Section 2(a)(19) of the Investment Company Act of 1940.
[2]	The Board of each Trust has determined that each Trust has two Audit Committee financial experts serving on its Audit Committee, Dr. Brimmer and Mr. Dixon, both of whom are independent for the purpose of the definition of Audit Committee financial expert as applicable to the Trusts.
[3]	Trustee since inception; appointed Chairman of the Board on August 22, 2002.
[4]	Appointed Audit Committee Member on May 24, 2004.

Independent Trustees (continued)			Interested Trustees[1]

R. Glenn Hubbard	James Clayburn La Force, Jr.	Walter F. Mondale	Ralph L. Schlosstein	Robert S. Kapito
P.O. Box 4546	P.O. Box 4546	P.O. Box 4546	BlackRock, Inc.	BlackRock, Inc.
New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546	40 East 52nd Street	40 East 52nd Street
Age: 46	Age: 75	Age: 76	New York, NY 10022	New York, NY 10022
			Age: 53	Age: 47

Trustee	Trustee	Trustee	Chairman of the Board[4]	President and Trustee

3 years5 / since November 16,	3 years5 / since inception	3 years5 / since inception[6]	3 years5 / since inception	3 years5 / since August 22,
2004				2002

Dean of Columbia Business	Dean Emeritus of the John E.	Senior Counsel, Dorsey &	Director since 1999 and	Vice Chairman of BlackRock,
School since July 1, 2004.	Anderson Graduate School of	Whitney, LLP, a law firm	President of BlackRock, Inc.	Inc. Head of the Portfolio
Columbia faculty member since	Management, University of	(January 2004-present);	since its formation in 1998 and	Management Group. Also a
1988. Co-director of Columbia	California since July 1, 1993.	Partner, Dorsey & Whitney,	of BlackRock, Inc.’s predeces-	member of the Management
Business School’s Entrepreneur-	Acting Dean of the School of	LLP, (December 1996-	sor entities since 1988. Member	Committee, the Investment
ship Program 1994-1997.	Business, Hong Kong	December 2003, September	of the Management Committee	Strategy Group, the Fixed
Visiting professor at Harvard’s	University of Science and	1987-August 1993). Formerly	and Investment Strategy Group	Income and Global Operating
Kennedy School of Government	Technology 1990-1993. From	U.S. Ambassador to Japan	of BlackRock, Inc. Formerly,	Committees and the Equity
and Harvard Business School,	1978 to September 1993, Dean	(1993-1996). Formerly Vice	Managing Director of Lehman	Investment Strategy Group.
as well as the University of	of the John E. Anderson	President of the United States,	Brothers, Inc. and Co-head of	Responsible for the portfolio
Chicago. Visiting scholar at the	Graduate School of	U.S. Senator and Attorney	its Mortgage and Savings	management of the Fixed
American Enterprise Institute in	Management, University of	General of the State of	Institutions Group. Chairman	Income, Domestic Equity and
Washington and member of	California.	Minnesota. 1984 Democratic	and President of the BlackRock	International Equity, Liquidity,
International Advisory Board of		Nominee for President of the	Liquidity Funds and Director	and Alternative Investment
the MBA Program of Ben-		United States.	of several of BlackRock’s	Groups of BlackRock.
Gurion University. Deputy assis-			alternative investment vehicles.
tant secretary of the U.S.
Treasury Department for Tax
Policy 1991–1993. Chairman of
the U.S. Council of Economic
Advisers under the President of
the United States 2001–2003.

52	52	52	62	52

Director of ADP, Dex Media,	Payden & Rygel Investment	Director of United Health	Member of the Visiting Board	Chairman of the Hope and
KKR Financial Corporation,	Trust, Metzler-Payden	Foundation and the Japan	of Overseers of the John F.	Heroes Children’s Cancer
and Ripplewood Holdings.	Investment Trust, Advisors	Society. Member of the Hubert	Kennedy School of Government	Fund. President of the Board
Formerly on the advisory	Series Trust, Arena	H. Humphrey Institute of	at Harvard University, a member	of Directors of the Periwinkle
boards of the Congressional	Pharmaceuticals, Inc. and	Public Affairs Advisory Board,	of the board of the Financial	National Theatre for Young
Budget Office, the Council on	CancerVax Corporation.	The Mike and Maureen	Institutions Center of The	Audiences. Director of
Competitiveness, the American		Mansfield Foundation, Dean’s	Wharton School of the	icruise.com, Corp.
Council on Capital Formation,		Board of Visitors of the	University of Pennsylvania, a
the Tax Foundation and the		Medical School at the	trustee of the American
Center for Addiction and		University of Minnesota, and	Museum of Natural History, a
Substance Abuse. Trustee of		the Mayo Foundation Advisory	trustee of Trinity School in New
Fifth Avenue Presbyterian		Council to the President.	York City, a member of the
Church of New York.			Board of Advisors of Marujupu
LLC, and a trustee of New
Visions for Public Education
and of The Public Theater in
New York City. Formerly, a
director of Pulte Corporation,
the nation’s largest homebuilder,
a Trustee of Denison University
and a member of Fannie Mae’s
Advisory Council.

			Director and President of the	Director and Vice Chairman of
			Advisor	the Advisor.

[5]	The Board is classified into three classes of which one class is elected annually. Each Trustee serves a three-year term concurrent with the class from which he is elected.
[6]	Except during the period 10/31/02 through 11/11/02.

BCT Subsidiary, Inc.

Directors	Accounting Agent and Custodian
Ralph L. Schlosstein, Chairman	State Street Bank and Trust Company
Andrew F. Brimmer	255 Franklin Street
Richard E. Cavanagh	Boston, MA 02110
Kent Dixon
Frank J. Fabozzi	Transfer Agent
R. Glenn Hubbard[1]	EquiServe Trust Company, N.A.
Robert S. Kapito	250 Royall Street
James Clayburn La Force, Jr.	Canton, MA 02021
Walter F. Mondale	(800) 699-1BFM

Officers	Independent Registered Public Accounting Firm
Robert S. Kapito, President	Deloitte & Touche LLP
Henry Gabbay, Treasurer	200 Berkeley Street
Bartholomew Battista, Chief Compliance Officer	Boston, MA 02116
Anne Ackerley, Vice President
Richard M. Shea, Vice President/Tax	Legal Counsel
James Kong, Assistant Treasurer	Skadden, Arps, Slate, Meagher & Flom LLP
Vincent B. Tritto, Secretary	Four Times Square
Brian P. Kindelan, Assistant Secretary	New York, NY 10036

Investment Advisor	Legal Counsel – Independent Directors
BlackRock Advisors, Inc.	Debevoise & Plimpton LLP
100 Bellevue Parkway	919 Third Avenue
Wilmington, DE 19809	New York, NY 10022
(800) 227-7BFM
This report is for shareholder information. This is not a
prospectus intended for use in the purchase or sale of Trust shares.
[1] Appointed November 16, 2004	Statements and other information contained in this report are as dated and are subject to change.

The Trusts will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trusts at (800)699-1BFM.

The Trusts have delegated to the Advisor the voting of proxies relating to their voting securities pursuant to the Advisor’s proxy voting policies and procedures. You may obtain a copy of these proxy voting policies and procedures, without charge, by calling (800) 699-1BFM. These policies and procedures are also available on the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov.

Information on how proxies relating to the Trusts’ voting securities were voted (if any) by the Advisor during the most recent 12-month period ended June 30th is available, upon request, by calling (800) 699-1BFM or on the website of the Commission at http://www.sec.gov.

The Trusts file their complete schedule of portfolio holdings for the first and third quarters of their respective fiscal years with the Commission on Form N-Q. Each Trust’s Form N-Q will be available on the Commission’s website at http://www.sec.gov. Each Trust’s Form N-Q, when available, may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information regarding the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Each Trust’s Form N-Q, when available, may also be obtained, upon request, by calling (800) 699-1BFM.

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b) Not applicable.

(c) The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee, each of whom is an "independent" Trustee: Dr. Andrew F. Brimmer and Mr. Kent Dixon. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $0 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003.

(b) Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003. The nature of these services was attest services not required by statute or regulation, overhead and out-of-pocket expenses.

(c) Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $0 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003. The nature of these services was federal, state and local income and excise tax return preparation and related advice and planning and miscellaneous tax advice.

(d) All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c).

(e) Audit Committee Pre-Approval Policies and Procedures

      (1) The Registrant has polices and procedures (the "Policy") for the pre-approval by the Registrant's Audit Committee of Audit, Audit-Related, Tax and Other Services (as each is defined in the Policy) provided by the Trust's independent auditor (the "Independent Auditor") to the Registrant and other "Covered Entities" (as defined below). The term of any such pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The amount of any such pre-approval is set forth in the appendices to the Policy (the "Service Pre-Approval Documents"). At its first meeting of each calendar year, the Audit Committee will review and re-approve the Policy and approve or re-approve the Service Pre-Approval Documents for that year, together with any changes deemed necessary or desirable by the Audit Committee. The Audit Committee may, from time to time, modify the nature of the services pre-approved, the aggregate level of fees pre-approved or both.

      For the purposes of the Policy, "Covered Services" means (A) all engagements for audit and non-audit services to be provided by the Independent Auditor to the Trust and (B) all engagements for non-audit services related directly to the operations and financial reporting or the Trust to be provided by the Independent Auditor to any Covered Entity, "Covered Entities" means (1) the Advisor or (2) any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Trust.

      In the intervals between the scheduled meetings of the Audit Committee, the Audit Committee delegates pre-approval authority under this Policy to the Chairman of the Audit Committee (the "Chairman"). The Chairman shall report any pre-approval decisions under this Policy to the Audit Committee at its next scheduled meeting. At each scheduled meeting, the Audit Committee will review with the Independent Auditor the Covered Services pre-approved by the Chairman pursuant to delegated authority, if any, and the fees related thereto. Based on these reviews, the Audit Committee can modify, at its discretion, the pre-approval originally granted by the Chairman pursuant to delegated authority. This modification can be to the nature of services pre-approved, the aggregate level of fees approved, or both. Pre-approval of Covered Services by the Chairman pursuant to delegated authority is expected to be the exception rather than the rule and the

Audit Committee may modify or withdraw this delegated authority at any time the Audit Committee determines that it is appropriate to do so.

     Fee levels for all Covered Services to be provided by the Independent Auditor and pre-approved under this Policy will be established annually by the Audit Committee and set forth in the Service Pre-Approval Documents. Any increase in pre-approved fee levels will require specific pre-approval by the Audit Committee (or the Chairman pursuant to delegated authority).

     The terms and fees of the annual Audit services engagement for the Trust are subject to the specific pre-approval of the Audit Committee. The Audit Committee (or the Chairman pursuant to delegated authority) will approve, if necessary, any changes in terms, conditions or fees resulting from changes in audit scope, Trust structure or other matters.

     In addition to the annual Audit services engagement specifically approved by the Audit Committee, any other Audit services for the Trust not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority.)

     Audit-Related services are assurance and related services that are not required for the audit, but are reasonably related to the performance of the audit or review of the financial statements of the Registrant and, to the extent they are Covered Services, the other Covered Entities (as defined in the Joint Audit Committee Charter) or that are traditionally performed by the Independent Auditor. Audit-Related services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

     The Audit Committee believes that the Independent Auditor can provide Tax services to the Covered Entities such as tax compliance, tax planning and tax advice without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the Independent Auditor in connection with a transaction initially recommended by the Independent Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. Tax services that are Covered Services and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

     All Other services that are covered and are not listed in the Service Pre-Approval Document for the respective period must be specifically pre-approved by the Audit Committee (or the Chairman pursuant to delegated authority).

     Requests or applications to provide Covered Services that require approval by the Audit Committee (or the Chairman pursuant to delegated authority) must be submitted to the Audit Committee or the Chairman, as the case may be, by both the Independent Auditor and the Chief Financial Officer of the respective Covered Entity, and must include a joint statement as to whether, in their view, (a) the request or application is consistent with the rules of the Securities and Exchange Commission ("SEC") on auditor independence and (b) the requested service is or is not a non-audit service prohibited by the SEC. A request or application submitted to the Chairman between scheduled meetings of the Audit Committee should include a discussion as to why approval is being sought prior to the next regularly scheduled meeting of the Audit Committee.

     (2) None of the services described in each of Items 4(b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

     (f) Not applicable.

     (g) The aggregate non-audit fees billed by the Trust's accountant for services rendered to the Trust, the Advisor (except for any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the Advisor that provides ongoing services to the registrant that directly impacted the Trust for each of the last two fiscal years were $0 for the fiscal year ended October 31, 2004 and $0 for the fiscal year ended October 31, 2003.

     (h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The audit committee of the Registrant is comprised of: Dr. Andrew F. Brimmer; Richard E. Cavanagh; Kent Dixon and Frank Fabozzi.

Item 6. Schedule of Investments.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated the voting of proxies relating to its voting securities to its investment advisor, BlackRock Advisors, Inc. (the "Advisor") and its sub-advisor, BlackRock Financial Management, Inc. (the "Sub-Advisor"). The Proxy Voting Policies and Procedures of the Advisor and Sub-Advisor (the "Proxy Voting Policies") are attached as an Exhibit 99.PROXYPOL hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive officer and principal financial officer have evaluated the Registrant's disclosure controls and procedures as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The Registrant's principal executive officer and principal financial officer are aware of no changes in the Registrant's internal control over financial reporting that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics attached as EX-99.CODE ETH.

(a)(2) Separate certifications of Principal Executive and Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached as EX-99.CERT.

(a)(3) Not applicable.

(b) Certification of Principal Executive and Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 furnished as EX-99.906CERT.

Proxy Voting Policies attached as EX-99.PROXYPOL.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      BCT Subsidiary, Inc.

By: /s/ Henry Gabbay
_______________________________________________________________
Name: Henry Gabbay
Title: Treasurer
Date: January 4, 2005

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert S. Kapito
_______________________________________________________________
Name: Robert S. Kapito
Title: Principal Executive Officer
Date: January 4, 2005

By: /s/ Henry Gabbay
_______________________________________________________________
Name: Henry Gabbay
Title: Principal Financial Officer
Date: January 4, 2005